Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

THIRD QUARTER 2008

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

October 29, 2008

i

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2008

ii

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2007		2008
2008	2007			3Q	4Q	1Q	2Q	3Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
670	1,264	-47%	Insurance Division	556	366	301	337	32
549	1,108	-50%	Investment Division	311	372	287	354	(92)
1,415	1,464	-3%	International Insurance and Investments Division	537	393	439	479	497
(61)	(11)	-455%	Corporate and other operations	(12)	(51)	(35)	(5)	(21)

2,573	3,825	-33%	Total pre-tax adjusted operating income	1,392	1,080	992	1,165	416
668	1,132	-41%	Income taxes, applicable to adjusted operating income	416	268	263	297	108

1,905	2,693	-29%	Financial Services Businesses after-tax adjusted operating income	976	812	729	868	308

			Reconciling items:
(1,711)	(5)	-34120%	Realized investment losses, net, and related charges and adjustments	(180)	(91)	(678)	(486)	(547)
(919)	10	-9290%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	36	(10)	(262)	(123)	(534)
682	4	16950%	Change in experience-rated contractholder liabilities due to asset value changes	(6)	9	200	94	388
(128)	19	-774%	Divested businesses	(27)	(45)	(112)	(13)	(3)
108	(323)	133%	Equity in earnings of operating joint ventures	(103)	(77)	(60)	(40)	208

(1,968)	(295)	-567%	Total reconciling items, before income taxes	(280)	(214)	(912)	(568)	(488)
(666)	(118)	-464%	Income taxes, not applicable to adjusted operating income	(101)	(137)	(216)	(254)	(196)

(1,302)	(177)	-636%	Total reconciling items, after income taxes	(179)	(77)	(696)	(314)	(292)

603	2,516	-76%	Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	797	735	33	554	16
(62)	200	-131%	Equity in earnings of operating joint ventures, net of taxes	67	46	43	24	(129)

541	2,716	-80%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	864	781	76	578	(113)
3	4	-25%	Income (loss) from discontinued operations, net of taxes	(4)	11	1	(3)	5

544	2,720	-80%	Net income (loss) of Financial Services Businesses	860	792	77	575	(108)

			Earnings per share of Common Stock (diluted):
4.43	5.80		Financial Services Businesses after-tax adjusted operating income	2.13	1.79	1.65	2.02	0.74

			Reconciling items:
(3.90)	(0.01)		Realized investment losses, net, and related charges and adjustments	(0.39)	(0.20)	(1.51)	(1.11)	(1.27)
(2.10)	0.02		Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.08	(0.02)	(0.58)	(0.28)	(1.24)
1.55	0.01		Change in experience-rated contractholder liabilities due to asset value changes	(0.01)	0.02	0.44	0.21	0.90
(0.29)	0.04		Divested businesses	(0.06)	(0.10)	(0.25)	(0.03)	(0.01)
0.25	(0.69)		Equity in earnings of operating joint ventures	(0.22)	(0.17)	(0.13)	(0.09)	0.48

(4.49)	(0.63)		Total reconciling items, before income taxes	(0.60)	(0.47)	(2.03)	(1.30)	(1.14)
(1.52)	(0.25)		Income taxes, not applicable to adjusted operating income	(0.21)	(0.31)	(0.48)	(0.58)	(0.46)

(2.97)	(0.38)		Total reconciling items, after income taxes	(0.39)	(0.16)	(1.55)	(0.72)	(0.68)

1.46	5.42		Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures (1)	1.74	1.63	0.10	1.30	0.06
(0.14)	0.43		Equity in earnings of operating joint ventures, net of taxes	0.15	0.10	0.10	0.05	(0.30)

1.32	5.85		Income (loss) from continuing operations (after-tax) of Financial Services Businesses (1)	1.89	1.73	0.20	1.35	(0.24)
0.00	0.01		Income (loss) from discontinued operations, net of taxes	(0.01)	0.02	0.00	0.00	0.01

1.32	5.86		Net income (loss) of Financial Services Businesses (1)	1.88	1.75	0.20	1.35	(0.23)

432.6	463.0		Weighted average number of outstanding Common shares (basic)	457.0	450.4	442.1	431.9	423.8

438.6	471.6		Weighted average number of outstanding Common shares (diluted)	464.9	458.5	448.6	437.7	429.5

11.59%	16.77%		Operating Return on Average Equity (based on adjusted operating income)	17.97%	14.88%	13.03%	15.76%	5.81%

			Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
544	2,720		Net income (loss) of Financial Services Businesses (above)	860	792	77	575	(108)
(51)	113		Net income (loss) of Closed Block Business	7	79	(8)	15	(58)

493	2,833		Consolidated net income (loss)	867	871	69	590	(166)

36	42		Direct equity adjustments for earnings per share calculations	13	11	12	14	10

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended September 30, 2008 as all potential common shares are anti-dilutive due to the loss from continuing operations available to holders of Common Stock after direct equity adjustment.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2007		2008
2008	2007		3Q	4Q	1Q	2Q	3Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
		Short-term debt	12,619	14,514	13,788	12,955	13,788
		Long-term debt	9,771	12,351	13,302	13,856	14,602
		Junior Subordinated Long-Term Debt	—	—	—	1,398	1,518

		Attributed Equity:
		Including accumulated other comprehensive income	21,751	22,170	21,484	20,502	18,751
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	22,244	22,009	22,499	22,282	21,524
		Excluding total accumulated other comprehensive income	22,051	21,711	21,957	21,733	21,314

		Total Capitalization:
		Including accumulated other comprehensive income	31,522	34,521	34,786	35,756	34,871
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	32,015	34,360	35,801	37,536	37,644
		Excluding total accumulated other comprehensive income	31,822	34,062	35,259	36,987	37,434

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	47.08	48.73	48.45	47.58	43.85
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	48.15	48.37	50.74	51.71	50.34
		Excluding total accumulated other comprehensive income	47.73	47.72	49.52	50.44	49.85

		Number of diluted shares at end of period	462.0	455.0	443.4	430.9	427.6

		Common Stock Price Range (based on closing price):
91.36	103.17	High	98.71	101.09	91.36	82.21	86.25
56.07	84.28	Low	84.28	89.46	67.36	59.74	56.07
72.00	97.58	Close	97.58	93.04	78.25	59.74	72.00

		Common Stock market capitalization (1)	44,309	41,623	34,230	25,465	30,362

(1)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

OPERATIONS HIGHLIGHTS

Year-to-date			2007		2008
2008	2007		3Q	4Q	1Q	2Q	3Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management:
		Managed by Investment Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	170.1	176.4	174.2	179.3	170.9
		Retail customers	88.5	86.6	81.8	84.6	75.4
		General account	171.6	175.5	177.9	175.0	175.2

		Total Investment Management and Advisory Services	430.2	438.5	433.9	438.9	421.5
		Non-proprietary assets under management	57.0	59.7	54.7	60.1	54.4

		Total managed by Investment Division	487.2	498.2	488.6	499.0	475.9
		Managed by International Insurance and Investments Division (3):	71.5	69.2	71.0	69.4	69.9
		Managed by Insurance Division	78.2	80.3	71.5	69.5	56.5

		Total assets under management	636.9	647.7	631.1	637.9	602.3
		Client assets under administration	131.4	136.3	129.4	125.0	112.1

		Total assets under management and administration	768.3	784.0	760.5	762.9	714.4

		Assets managed or administered for customers outside of the United States at end of period	119.6	117.0	117.4	116.0	115.6

		Distribution Representatives (1):
		Prudential Agents	2,552	2,425	2,436	2,446	2,482
		International Life Planners	6,038	6,166	6,138	6,179	6,267
		Gibraltar Life Advisors	5,944	6,264	6,035	5,899	6,057

54	53	Prudential Agent productivity ($ thousands)	54	85	50	58	55

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2007		2008
2008	2007			3Q	4Q	1Q	2Q	3Q

			Revenues (1):
8,861	8,077	10%	Premiums	2,673	2,717	3,102	2,961	2,798
2,342	2,294	2%	Policy charges and fee income	727	828	824	809	709
6,333	6,098	4%	Net investment income	2,070	2,106	2,111	2,146	2,076
2,480	3,619	-31%	Asset management fees, commissions and other income	1,301	1,121	939	978	563

20,016	20,088	0%	Total revenues	6,771	6,772	6,976	6,894	6,146

			Benefits and Expenses (1):
9,066	8,104	12%	Insurance and annuity benefits	2,658	2,725	3,082	2,944	3,040
2,462	2,286	8%	Interest credited to policyholders’ account balances	779	808	806	803	853
788	831	-5%	Interest expense	281	289	283	234	271
(1,735)	(1,649)	-5%	Deferral of acquisition costs	(554)	(599)	(588)	(588)	(559)
891	645	38%	Amortization of acquisition costs	108	290	338	315	238
5,971	6,046	-1%	General and administrative expenses	2,107	2,179	2,063	2,021	1,887

17,443	16,263	7%	Total benefits and expenses	5,379	5,692	5,984	5,729	5,730

2,573	3,825	-33%	Adjusted operating income before income taxes	1,392	1,080	992	1,165	416

			Reconciling items:
(1,756)	10	-17660%	Realized investment gains (losses), net, and related adjustments	(178)	(51)	(665)	(527)	(564)
45	(15)	400%	Related charges	(2)	(40)	(13)	41	17

(1,711)	(5)	-34120%	Total realized investment losses, net, and related charges and adjustments	(180)	(91)	(678)	(486)	(547)

(919)	10	-9290%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	36	(10)	(262)	(123)	(534)
682	4	16950%	Change in experience-rated contractholder liabilities due to asset value changes	(6)	9	200	94	388
(128)	19	-774%	Divested businesses	(27)	(45)	(112)	(13)	(3)
108	(323)	133%	Equity in earnings of operating joint ventures	(103)	(77)	(60)	(40)	208

(1,968)	(295)	-567%	Total reconciling items, before income taxes	(280)	(214)	(912)	(568)	(488)

605	3,530	-83%	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	1,112	866	80	597	(72)
2	1,014	-100%	Income tax expense (benefit)	315	131	47	43	(88)

603	2,516	-76%	Income from continuing operations before equity in earnings of operating joint ventures	797	735	33	554	16

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	9/30/2007	12/31/2007	3/31/2008	6/30/2008	9/30/2008

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $111,668; $111,405; $117,893; $116,193; $118,111)	112,956	112,748	117,914	114,541	114,626
Fixed maturities, held to maturity, at amortized cost (fair value $3,411; $3,543; $3,741; $3,490; $3,410)	3,473	3,548	3,735	3,572	3,481
Trading account assets supporting insurance liabilities, at fair value	14,612	14,473	14,644	14,624	14,392
Other trading account assets, at fair value	3,354	3,471	2,684	2,984	3,240
Equity securities, available for sale, at fair value (cost $4,385; $4,497; $4,786; $4,686; $4,634)	4,683	4,640	4,551	4,567	4,258
Commercial loans	20,756	22,093	23,444	23,837	24,173
Policy loans	3,815	3,942	4,147	4,207	3,822
Securities purchased under agreements to resell	111	129	178	184	171
Other long-term investments	4,449	5,163	5,266	5,683	5,255
Short-term investments	3,183	3,852	4,176	5,601	6,621

Total investments	171,392	174,059	180,739	179,800	180,039
Cash and cash equivalents	7,687	9,624	8,133	8,762	9,907
Accrued investment income	1,519	1,496	1,540	1,531	1,551
Reinsurance recoverables	2,149	2,119	1,975	1,961	1,838
Deferred policy acquisition costs	11,032	11,396	11,924	12,203	12,472
Other assets	16,143	17,754	20,357	23,021	22,608
Separate account assets	195,324	195,583	181,902	179,323	165,148

Total assets	405,246	412,031	406,570	406,601	393,563

Liabilities:
Future policy benefits	58,117	60,259	63,590	62,503	62,080
Policyholders’ account balances	77,105	78,599	84,812	86,199	90,727
Reinsurance payables	1,593	1,552	1,396	1,377	1,228
Securities sold under agreements to repurchase	5,683	5,281	3,727	4,307	4,209
Cash collateral for loaned securities	5,017	3,041	2,761	2,808	2,231
Income taxes	2,826	3,402	3,575	2,798	1,300
Senior short-term debt	12,619	14,514	13,788	12,955	13,788
Senior long-term debt	9,771	12,351	13,302	13,856	14,602
Junior subordinated long-term debt	—	—	—	1,398	1,518
Other liabilities	15,440	15,279	16,233	18,575	17,981
Separate account liabilities	195,324	195,583	181,902	179,323	165,148

Total liabilities	383,495	389,861	385,086	386,099	374,812

Attributed Equity:
Accumulated other comprehensive income (loss)	(300)	459	(473)	(1,231)	(2,563)
Other attributed equity	22,051	21,711	21,957	21,733	21,314

Total attributed equity	21,751	22,170	21,484	20,502	18,751

Total liabilities and attributed equity	405,246	412,031	406,570	406,601	393,563

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended September 30, 2008
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	2,798	1,117	57	1,627	(3)
Policy charges and fee income	709	599	45	83	(18)
Net investment income	2,076	553	868	514	141
Asset management fees, commissions and other income	563	173	279	159	(48)

Total revenues	6,146	2,442	1,249	2,383	72

Benefits and Expenses (1):
Insurance and annuity benefits	3,040	1,480	249	1,279	32
Interest credited to policyholders’ account balances	853	260	538	106	(51)
Interest expense	271	66	39	1	165
Deferral of acquisition costs	(559)	(270)	(17)	(281)	9
Amortization of acquisition costs	238	84	19	144	(9)
General and administrative expenses	1,887	790	513	637	(53)

Total benefits and expenses	5,730	2,410	1,341	1,886	93

Adjusted operating income (loss) before income taxes	416	32	(92)	497	(21)

	Quarter Ended September 30, 2007
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	2,673	1,073	88	1,518	(6)
Policy charges and fee income	727	632	40	72	(17)
Net investment income	2,070	479	979	419	193
Asset management fees, commissions and other income	1,301	324	744	282	(49)

Total revenues	6,771	2,508	1,851	2,291	121

Benefits and Expenses (1):
Insurance and annuity benefits	2,658	1,161	290	1,194	13
Interest credited to policyholders’ account balances	779	201	528	84	(34)
Interest expense	281	59	76	8	138
Deferral of acquisition costs	(554)	(290)	(19)	(253)	8
Amortization of acquisition costs	108	1	11	103	(7)
General and administrative expenses	2,107	820	654	618	15

Total benefits and expenses	5,379	1,952	1,540	1,754	133

Adjusted operating income (loss) before income taxes	1,392	556	311	537	(12)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Nine Months Ended September 30, 2008
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	8,861	3,340	395	5,135	(9)
Policy charges and fee income	2,342	1,981	134	252	(25)
Net investment income	6,333	1,574	2,814	1,480	465
Asset management fees, commissions and other income	2,480	573	1,579	500	(172)

Total revenues	20,016	7,468	4,922	7,367	259

Benefits and Expenses (1):
Insurance and annuity benefits	9,066	3,961	981	4,052	72
Interest credited to policyholders’ account balances	2,462	701	1,594	307	(140)
Interest expense	788	197	128	7	456
Deferral of acquisition costs	(1,735)	(827)	(74)	(874)	40
Amortization of acquisition costs	891	425	37	456	(27)
General and administrative expenses	5,971	2,341	1,707	2,004	(81)

Total benefits and expenses	17,443	6,798	4,373	5,952	320

Adjusted operating income (loss) before income taxes	2,573	670	549	1,415	(61)

	Nine Months Ended September 30, 2007
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	8,077	3,229	255	4,602	(9)
Policy charges and fee income	2,294	1,971	128	217	(22)
Net investment income	6,098	1,424	2,885	1,210	579
Asset management fees, commissions and other income	3,619	796	2,236	716	(129)

Total revenues	20,088	7,420	5,504	6,745	419

Benefits and Expenses (1):
Insurance and annuity benefits	8,104	3,573	868	3,632	31
Interest credited to policyholders’ account balances	2,286	608	1,528	240	(90)
Interest expense	831	165	199	13	454
Deferral of acquisition costs	(1,649)	(847)	(63)	(773)	34
Amortization of acquisition costs	645	294	31	357	(37)
General and administrative expenses	6,046	2,363	1,833	1,812	38

Total benefits and expenses	16,263	6,156	4,396	5,281	430

Adjusted operating income (loss) before income taxes	3,825	1,264	1,108	1,464	(11)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses change in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of September 30, 2008
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	180,039	42,049	68,928	59,698	9,364
Deferred policy acquisition costs	12,472	6,839	309	5,513	(189)
Other assets	35,904	7,405	9,217	12,672	6,610
Separate account assets	165,148	79,781	86,540	271	(1,444)

Total assets	393,563	136,074	164,994	78,154	14,341

Liabilities:
Future policy benefits	62,080	9,953	13,283	38,421	423
Policyholders’ account balances	90,727	29,354	45,568	19,337	(3,532)
Debt	29,908	6,356	4,827	1,023	17,702
Other liabilities	26,949	4,822	8,307	12,119	1,701
Separate account liabilities	165,148	79,781	86,540	271	(1,444)

Total liabilities	374,812	130,266	158,525	71,171	14,850

Attributed Equity:
Accumulated other comprehensive loss	(2,563)	(935)	(1,215)	(212)	(201)
Other attributed equity	21,314	6,743	7,684	7,195	(308)

Total attributed equity	18,751	5,808	6,469	6,983	(509)

Total liabilities and attributed equity	393,563	136,074	164,994	78,154	14,341

	As of December 31, 2007
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	174,059	34,355	69,185	58,324	12,195
Deferred policy acquisition costs	11,396	6,152	233	5,187	(176)
Other assets	30,993	5,502	8,052	9,319	8,120
Separate account assets	195,583	99,713	97,030	268	(1,428)

Total assets	412,031	145,722	174,500	73,098	18,711

Liabilities:
Future policy benefits	60,259	8,730	14,298	36,773	458
Policyholders’ account balances	78,599	20,375	43,371	17,704	(2,851)
Debt	26,865	4,916	3,814	1,218	16,917
Other liabilities	28,555	5,320	9,962	10,037	3,236
Separate account liabilities	195,583	99,713	97,030	268	(1,428)

Total liabilities	389,861	139,054	168,475	66,000	16,332

Attributed Equity:
Accumulated other comprehensive income (loss)	459	59	(194)	702	(108)
Other attributed equity	21,711	6,609	6,219	6,396	2,487

Total attributed equity	22,170	6,668	6,025	7,098	2,379

Total liabilities and attributed equity	412,031	145,722	174,500	73,098	18,711

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of September 30, 2008				As of December 31, 2007
	Senior debt		Junior Subordinated Long-term Debt	Total Debt	Senior debt		Junior Subordinated Long-term Debt	Total Debt
	Short-term Debt	Long-term Debt			Short-term Debt	Long-term Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	1,062	4,251	1,518	6,831	1,506	3,275	—	4,781
Investment related	6,936	8,870	—	15,806	8,116	7,120	—	15,236
Securities business related	4,533	220	—	4,753	3,405	1,371	—	4,776
Specified other businesses	746	981	—	1,727	1,179	381	—	1,560
Limited recourse and non-recourse borrowing	511	280	—	791	308	204	—	512

Total debt - Financial Services Businesses	13,788	14,602	1,518	29,908	14,514	12,351	—	26,865

Ratio of long-term and short-term capital debt to capitalization (1)				20.1%				17.8%

Closed Block Business
Investment related	751	—	—	751	1,143	—	—	1,143
Limited recourse and non-recourse borrowing	—	1,750	—	1,750	—	1,750	—	1,750

Total debt	751	1,750	—	2,501	1,143	1,750	—	2,893

	As of September 30, 2008				As of December 31, 2007
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	6,202	629	—	6,831	3,661	1,120	—	4,781
Investment related	8,411	4,339	3,056	15,806	9,423	3,863	1,950	15,236
Securities business related	3,197	1,353	203	4,753	3,235	1,445	96	4,776
Specified other businesses	1,012	715	—	1,727	393	1,167	—	1,560
Limited recourse and non-recourse borrowing	—	100	691	791	—	—	512	512

Total debt - Financial Services Businesses	18,822	7,136	3,950	29,908	16,712	7,595	2,558	26,865

(1)	For the purposes of calculating the ratio of capital debt to capitalization, Junior Subordinated Notes are considered 25% debt and 75% equity.
(2)	Includes Prudential Funding, LLC.
(3)	Capital debt at Prudential Insurance Co. of America includes $444 million of Surplus Notes for September 30, 2008 and December 31, 2007.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

COMBINED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2007		2008
2008	2007			3Q	4Q	1Q	2Q	3Q

			Revenues (1):
3,340	3,229	3%	Premiums	1,073	1,053	1,134	1,089	1,117
1,981	1,971	1%	Policy charges and fee income	632	715	695	687	599
1,574	1,424	11%	Net investment income	479	483	504	517	553
573	796	-28%	Asset management fees, commissions and other income	324	233	177	223	173

7,468	7,420	1%	Total revenues	2,508	2,484	2,510	2,516	2,442

			Benefits and Expenses (1):
3,961	3,573	11%	Insurance and annuity benefits	1,161	1,165	1,255	1,226	1,480
701	608	15%	Interest credited to policyholders’ account balances	201	209	216	225	260
197	165	19%	Interest expense	59	67	66	65	66
(827)	(847)	2%	Deferral of acquisition costs	(290)	(304)	(280)	(277)	(270)
425	294	45%	Amortization of acquisition costs	1	164	178	163	84
2,341	2,363	-1%	General and administrative expenses	820	817	774	777	790

6,798	6,156	10%	Total benefits and expenses	1,952	2,118	2,209	2,179	2,410

670	1,264	-47%	Adjusted operating income before income taxes	556	366	301	337	32

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Nine Months Ended September 30, 2008				Quarter Ended September 30, 2008
	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance
Revenues (1):
Premiums	3,340	451	50	2,839	1,117	155	18	944
Policy charges and fee income	1,981	767	897	317	599	209	286	104
Net investment income	1,574	553	535	486	553	191	200	162
Asset management fees, commissions and other income	573	267	241	65	173	127	24	22

Total revenues	7,468	2,038	1,723	3,707	2,442	682	528	1,232

Benefits and Expenses (1):
Insurance and annuity benefits	3,961	718	473	2,770	1,480	230	344	906
Interest credited to policyholders’ account balances	701	171	355	175	260	59	141	60
Interest expense	197	152	44	1	66	51	15	—
Deferral of acquisition costs	(827)	(332)	(467)	(28)	(270)	(111)	(149)	(10)
Amortization of acquisition costs	425	154	260	11	84	(40)	121	3
General and administrative expenses (2)	2,341	738	1,096	507	790	255	363	172

Total benefits and expenses	6,798	1,601	1,761	3,436	2,410	444	835	1,131

Adjusted operating income (loss) before income taxes	670	437	(38)	271	32	238	(307)	101

	Nine Months Ended September 30, 2007				Quarter Ended September 30, 2007
	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance
Revenues (1):
Premiums	3,229	389	53	2,787	1,073	137	13	923
Policy charges and fee income	1,971	762	941	268	632	226	322	84
Net investment income	1,424	481	443	500	479	165	144	170
Asset management fees, commissions and other income	796	300	432	64	324	144	154	26

Total revenues	7,420	1,932	1,869	3,619	2,508	672	633	1,203

Benefits and Expenses (1):
Insurance and annuity benefits	3,573	693	149	2,731	1,161	254	31	876
Interest credited to policyholders’ account balances	608	162	269	177	201	54	87	60
Interest expense	165	116	43	6	59	41	16	2
Deferral of acquisition costs	(847)	(333)	(480)	(34)	(290)	(115)	(158)	(17)
Amortization of acquisition costs	294	74	215	5	1	(68)	66	3
General and administrative expenses (2)	2,363	727	1,122	514	820	255	386	179

Total benefits and expenses	6,156	1,439	1,318	3,399	1,952	421	428	1,103

Adjusted operating income before income taxes	1,264	493	551	220	556	251	205	100

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $99 million for the nine months ended September 30, 2008 and $109 million for the nine months ended September 30, 2007, $45 million for the quarter ended September 30, 2008 and $43 million for the quarter ended September 30, 2007 for the amortization, net of interest, of value of business acquired (VOBA).

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

INSURANCE DIVISION - INDIVIDUAL LIFE SALES, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2007		2008
2008	2007		3Q	4Q	1Q	2Q	3Q

		SALES:
		Excluding corporate-owned life insurance:
52	86	Variable life	19	20	16	24	12
147	129	Universal life	40	47	40	55	52
156	157	Term life	54	55	51	52	53

355	372	Total excluding corporate-owned life insurance	113	122	107	131	117
1	9	Corporate-owned life insurance	1	2	—	1	—

356	381	Total	114	124	107	132	117

		SALES BY DISTRIBUTION CHANNEL:
		Excluding corporate-owned life insurance:
113	128	Prudential Agents	44	46	40	38	35
242	244	Third party distribution	69	76	67	93	82
1	9	Corporate-owned life insurance	1	2	—	1	—

356	381	Total	114	124	107	132	117

		ACCOUNT VALUE ACTIVITY:
		Policyholders’ Account Balances (1):
6,582	6,165	Beginning balance	6,385	6,489	6,582	6,676	6,948
1,151	969	Premiums and deposits	299	329	370	409	372
(697)	(756)	Surrenders and withdrawals	(257)	(239)	(238)	(211)	(248)

454	213	Net sales	42	90	132	198	124
(118)	(115)	Benefit payments	(29)	(37)	(39)	(38)	(41)

336	98	Net flows	13	53	93	160	83
319	231	Interest credited and other	93	38	9	130	180
197	200	Net transfers from separate account	70	70	63	59	75
(222)	(205)	Policy charges	(72)	(68)	(71)	(77)	(74)

7,212	6,489	Ending balance	6,489	6,582	6,676	6,948	7,212

		Separate Account Liabilities:
18,585	17,586	Beginning balance	18,517	18,876	18,585	17,276	17,387
1,001	990	Premiums and deposits	360	292	304	311	386
(550)	(506)	Surrenders and withdrawals	(184)	(174)	(162)	(215)	(173)

451	484	Net sales	176	118	142	96	213
(38)	(46)	Benefit payments	(13)	(16)	(10)	(22)	(6)

413	438	Net flows	163	102	132	74	207
(2,744)	1,644	Change in market value, interest credited and other	461	(121)	(1,183)	288	(1,849)
(197)	(200)	Net transfers to general account	(70)	(70)	(63)	(59)	(75)
(581)	(592)	Policy charges	(195)	(202)	(195)	(192)	(194)

15,476	18,876	Ending balance	18,876	18,585	17,276	17,387	15,476

		FACE AMOUNT IN FORCE (2):
		Variable life	138,872	137,889	135,519	134,691	131,608
		Universal life	24,424	25,416	26,201	27,091	27,999
		Term life	300,056	316,969	331,139	345,467	359,887

		Total	463,352	480,274	492,859	507,249	519,494

(1)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(2)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2007		2008
2008	2007		3Q	4Q	1Q	2Q	3Q

		Individual Life Insurance:
		Policy Surrender Experience:
562	565	Cash value of surrenders	223	187	178	196	188
3.4%	3.3%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	3.8%	3.2%	3.1%	3.5%	3.5%

		Death benefits per $1,000 of in force (1):
3.67	3.58	Variable and universal life	4.00	3.13	3.62	4.14	3.23
1.52	2.17	Term life	1.99	0.91	1.59	1.53	1.46
2.84	3.20	Total, Individual Life Insurance	3.38	2.36	2.92	3.08	2.51

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

INSURANCE DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS, ACCOUNT VALUES AND MINIMUM GUARANTEES

(in millions)

Year-to-date			2007		2008
2008	2007		3Q	4Q	1Q	2Q	3Q

		SALES AND ACCOUNT VALUES:
		Variable Annuities:
80,330	74,555	Beginning total account value	78,968	81,173	80,330	74,977	74,707
8,076	8,637	Sales	2,825	3,041	2,829	2,740	2,507
(6,346)	(7,153)	Surrenders and withdrawals	(2,328)	(2,415)	(2,173)	(2,185)	(1,988)

1,730	1,484	Net sales	497	626	656	555	519
(815)	(870)	Benefit payments	(265)	(261)	(294)	(262)	(259)

915	614	Net flows	232	365	362	293	260
(12,367)	6,941	Change in market value, interest credited, and other	2,295	(865)	(5,409)	(246)	(6,712)
(910)	(937)	Policy charges	(322)	(343)	(306)	(317)	(287)

67,968	81,173	Ending total account value	81,173	80,330	74,977	74,707	67,968

		Fixed Annuities:
3,488	3,748	Beginning total account value	3,608	3,546	3,488	3,440	3,394
74	57	Sales	16	16	17	24	33
(185)	(224)	Surrenders and withdrawals	(69)	(62)	(53)	(61)	(71)

(111)	(167)	Net redemptions	(53)	(46)	(36)	(37)	(38)
(120)	(129)	Benefit payments	(41)	(38)	(43)	(40)	(37)

(231)	(296)	Net flows	(94)	(84)	(79)	(77)	(75)
95	97	Interest credited and other	33	27	32	31	32
(3)	(3)	Policy charges	(1)	(1)	(1)	—	(2)

3,349	3,546	Ending total account value	3,546	3,488	3,440	3,394	3,349

		SALES BY DISTRIBUTION CHANNEL:
		Variable and Fixed Annuities (1):

1,908	1,856	Insurance Agents	607	713	646	673	589
1,031	1,138	Wirehouses	385	428	344	337	350
5,211	5,700	Independent Financial Planners (2)	1,849	1,916	1,856	1,754	1,601

8,150	8,694	Total	2,841	3,057	2,846	2,764	2,540

		VARIABLE ANNUITY MINIMUM DEATH BENEFIT GUARANTEES (3):
		Return of net deposits:
		Account value	42,708	42,995	40,817	41,272	38,285
		Net amount at risk	1,171	1,204	1,631	1,750	3,572
		Minimum return, anniversary contract value, or maximum contract value:
		Account value	33,184	32,194	29,401	28,717	25,469
		Net amount at risk	1,978	2,255	3,823	4,032	6,431

		Variable Annuity Account Values with Living Benefit Features (3):
		Guaranteed minimum accumulation benefits	11,757	11,724	10,933	10,867	10,221
		Guaranteed minimum withdrawal benefits	2,274	2,234	2,006	1,902	1,646
		Guaranteed minimum income benefits	7,320	6,948	6,233	5,958	5,149
		Guaranteed minimum withdrawal & income benefits	14,659	16,260	16,863	18,372	18,153

		Total	36,010	37,166	36,035	37,099	35,169

(1)	Amounts represent gross sales.
(2)	Including bank distribution.
(3)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

INSURANCE DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2007		2008
2008	2007		3Q	4Q	1Q	2Q	3Q

		INDIVIDUAL ANNUITIES:
		Account Values in General Account (1):
8,644	9,527	Beginning balance	8,784	8,647	8,644	12,013	12,282
194	224	Premiums and deposits	62	68	73	51	70
(801)	(903)	Surrenders and withdrawals	(263)	(253)	(251)	(254)	(296)

(607)	(679)	Net redemptions	(201)	(185)	(178)	(203)	(226)
(270)	(303)	Benefit payments	(96)	(89)	(103)	(80)	(87)

(877)	(982)	Net flows	(297)	(274)	(281)	(283)	(313)
325	258	Interest credited and other	89	84	99	105	121
8,962	(153)	Net transfers (to) from separate account	72	188	3,552	447	4,963
(3)	(3)	Policy charges	(1)	(1)	(1)	—	(2)

17,051	8,647	Ending balance	8,647	8,644	12,013	12,282	17,051

		Account Values in Separate Account:
75,174	68,776	Beginning balance	73,792	76,072	75,174	66,404	65,819
7,956	8,470	Premiums and deposits	2,779	2,989	2,773	2,713	2,470
(5,730)	(6,474)	Surrenders and withdrawals	(2,134)	(2,224)	(1,975)	(1,992)	(1,763)

2,226	1,996	Net sales	645	765	798	721	707
(665)	(696)	Benefit payments	(210)	(210)	(234)	(222)	(209)

1,561	1,300	Net flows	435	555	564	499	498
(12,597)	6,780	Change in market value, interest credited and other	2,239	(922)	(5,476)	(320)	(6,801)
(8,962)	153	Net transfers (to) from general account	(72)	(188)	(3,552)	(447)	(4,963)
(910)	(937)	Policy charges	(322)	(343)	(306)	(317)	(287)

54,266	76,072	Ending balance	76,072	75,174	66,404	65,819	54,266

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2007		2008
2008	2007		3Q	4Q	1Q	2Q	3Q

		GROUP INSURANCE NEW ANNUALIZED PREMIUMS:
212	162	Group life	33	35	112	30	70
178	139	Group disability (1)	21	16	114	17	47

390	301	Total	54	51	226	47	117

		Future Policy Benefits (2):
		Group life	2,032	2,240	2,099	2,100	2,068
		Group disability (1)	640	662	774	810	865

		Total	2,672	2,902	2,873	2,910	2,933

		Policyholders’ Account Balances (2):
		Group life	5,610	5,734	5,824	6,005	5,641
		Group disability (1)	132	148	137	149	152

		Total	5,742	5,882	5,961	6,154	5,793

		Separate Account Liabilities (2):
		Group life	19,462	19,992	19,363	17,941	19,943
		Group disability (1)	—	—	—	—	—

		Total	19,462	19,992	19,363	17,941	19,943

		Group Life Insurance:
2,701	2,533	Gross premiums, policy charges and fee income (3)	841	889	949	912	840
2,392	2,405	Earned premiums, policy charges and fee income	784	773	793	810	789
88.2%	90.4%	Benefits ratio	88.4%	90.4%	87.1%	89.4%	88.1%
8.6%	9.6%	Administrative operating expense ratio	9.8%	8.4%	8.2%	8.2%	9.4%
		Persistency ratio	94.2%	93.6%	94.7%	94.0%	93.6%

		Group Disability Insurance (1):
791	675	Gross premiums, policy charges and fee income (3)	233	227	288	238	265
764	650	Earned premiums, policy charges and fee income	223	217	280	225	259
86.4%	85.9%	Benefits ratio	82.1%	88.9%	91.1%	86.2%	81.5%
19.5%	20.9%	Administrative operating expense ratio	20.6%	21.2%	17.4%	22.3%	19.3%
		Persistency ratio	88.9%	88.0%	91.4%	90.4%	86.7%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

INSURANCE DIVISION - DEFERRED POLICY ACQUISITION COSTS

(in millions)

Year-to-date			2007		2008
2008	2007		3Q	4Q	1Q	2Q	3Q

		INDIVIDUAL LIFE INSURANCE:
3,855	3,550	Beginning balance	3,678	3,841	3,855	3,805	3,963
332	333	Capitalization	115	119	108	113	111
(154)	(74)	Amortization - operating results	68	(90)	(111)	(83)	40
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
174	32	Impact of unrealized (gains) or losses on AFS securities	(20)	(15)	(47)	128	93

4,207	3,841	Ending balance	3,841	3,855	3,805	3,963	4,207

		INDIVIDUAL ANNUITIES:
1,976	1,613	Beginning balance	1,791	1,876	1,976	2,093	2,199
467	480	Capitalization	158	173	163	155	149
(260)	(215)	Amortization - operating results	(66)	(70)	(63)	(76)	(121)
20	5	Amortization - realized investment gains and losses	5	2	15	(5)	10
91	6	Impact of unrealized (gains) or losses on AFS securities	(12)	(5)	2	32	57
—	(13)	Other (1)	—	—	—	—	—

2,294	1,876	Ending balance	1,876	1,976	2,093	2,199	2,294

		GROUP INSURANCE:
321	284	Beginning balance	299	313	321	326	331
28	34	Capitalization	17	12	9	9	10
(11)	(5)	Amortization - operating results	(3)	(4)	(4)	(4)	(3)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

338	313	Ending balance	313	321	326	331	338

		TOTAL INSURANCE DIVISION:
6,152	5,447	Beginning balance	5,768	6,030	6,152	6,224	6,493
827	847	Capitalization	290	304	280	277	270
(425)	(294)	Amortization - operating results	(1)	(164)	(178)	(163)	(84)
20	5	Amortization - realized investment gains and losses	5	2	15	(5)	10
265	38	Impact of unrealized (gains) or losses on AFS securities	(32)	(20)	(45)	160	150
—	(13)	Other (1)	—	—	—	—	—

6,839	6,030	Ending balance	6,030	6,152	6,224	6,493	6,839

(1)	Reflects the impact of adoption of SOP 05-1 on January 1, 2007.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year-to-date		% Change		2007		2008
2008	2007			3Q	4Q	1Q	2Q	3Q

			Revenues (1):
395	255	55%	Premiums	88	74	200	138	57
134	128	5%	Policy charges and fee income	40	44	43	46	45
2,814	2,885	-2%	Net investment income	979	1,010	964	982	868
1,579	2,236	-29%	Asset management fees, commissions and other income	744	768	659	641	279

4,922	5,504	-11%	Total revenues	1,851	1,896	1,866	1,807	1,249

			Benefits and Expenses (1):
981	868	13%	Insurance and annuity benefits	290	277	392	340	249
1,594	1,528	4%	Interest credited to policyholders’ account balances	528	545	533	523	538
128	199	-36%	Interest expense	76	75	52	37	39
(74)	(63)	-17%	Deferral of acquisition costs	(19)	(28)	(29)	(28)	(17)
37	31	19%	Amortization of acquisition costs	11	7	10	8	19
1,707	1,833	-7%	General and administrative expenses	654	648	621	573	513

4,373	4,396	-1%	Total benefits and expenses	1,540	1,524	1,579	1,453	1,341

549	1,108	-50%	Adjusted operating income (loss) before income taxes	311	372	287	354	(92)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

COMBINING STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

	Nine Months Ended September 30, 2008				Quarter Ended September 30, 2008
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	395	—	—	395	57	—	—	57
Policy charges and fee income	134	—	—	134	45	—	—	45
Net investment income	2,814	152	1	2,661	868	(15)	—	883
Asset management fees, commissions and other income	1,579	1,305	(128)	402	279	360	(214)	133

Total revenues	4,922	1,457	(127)	3,592	1,249	345	(214)	1,118

Benefits and Expenses (1):
Insurance and annuity benefits	981	—	—	981	249	—	—	249
Interest credited to policyholders’ account balances	1,594	—	—	1,594	538	—	—	538
Interest expense	128	59	1	68	39	20	—	19
Deferral of acquisition costs	(74)	(12)	—	(62)	(17)	(3)	—	(14)
Amortization of acquisition costs	37	15	—	22	19	6	—	13
General and administrative expenses	1,707	1,094	22	591	513	330	3	180

Total benefits and expenses	4,373	1,156	23	3,194	1,341	353	3	985

Adjusted operating income (loss) before income taxes	549	301	(150)	398	(92)	(8)	(217)	133

	Nine Months Ended September 30, 2007				Quarter Ended September 30, 2007
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	255	—	—	255	88	—	—	88
Policy charges and fee income	128	—	—	128	40	—	—	40
Net investment income	2,885	146	2	2,737	979	44	1	934
Asset management fees, commissions and other income	2,236	1,547	301	388	744	514	97	133

Total revenues	5,504	1,693	303	3,508	1,851	558	98	1,195

Benefits and Expenses (1):
Insurance and annuity benefits	868	—	—	868	290	—	—	290
Interest credited to policyholders’ account balances	1,528	—	—	1,528	528	—	—	528
Interest expense	199	43	—	156	76	19	—	57
Deferral of acquisition costs	(63)	(12)	—	(51)	(19)	(4)	—	(15)
Amortization of acquisition costs	31	15	—	16	11	4	—	7
General and administrative expenses	1,833	1,144	49	640	654	378	13	263

Total benefits and expenses	4,396	1,190	49	3,157	1,540	397	13	1,130

Adjusted operating income before income taxes	1,108	503	254	351	311	161	85	65

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

INVESTMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR

ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		% Change		2007		2008
2008	2007			3Q	4Q	1Q	2Q	3Q

			Analysis of revenues by type:
858	798	8%	Asset management fees	265	283	281	288	289
191	423	-55%	Incentive, transaction, principal investing and capital markets revenues	133	137	88	152	(49)
408	472	-14%	Service, distribution and other revenues	160	206	179	124	105

1,457	1,693	-14%	Total Asset Management segment revenues	558	626	548	564	345

			Analysis of asset management fees by source:
407	358	14%	Institutional customers	118	130	133	136	138
249	258	-3%	Retail customers	87	89	81	85	83
202	182	11%	General account	60	64	67	67	68

858	798	8%	Total asset management fees	265	283	281	288	289

Supplementary Assets Under Management Information (in billions):

	September 30, 2008
	Equity	Fixed Income	Real Estate	Total
Institutional customers	49.3	92.6	29.0	170.9
Retail customers	51.6	21.6	2.2	75.4
General account	3.9	170.4	0.9	175.2

Total	104.8	284.6	32.1	421.5

	September 30, 2007
	Equity	Fixed Income	Real Estate	Total
Institutional customers	57.5	86.5	26.1	170.1
Retail customers	66.5	20.6	1.4	88.5
General account	4.2	166.6	0.8	171.6

Total	128.2	273.7	28.3	430.2

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

INVESTMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2007		2008
2008	2007		3Q	4Q	1Q	2Q	3Q

		Institutional Assets Under Management:
		Assets gathered by Investment Management & Advisory Services sales force:
141.7	122.9	Beginning assets under management	132.0	135.0	141.7	140.1	145.8
23.7	16.8	Additions (1)	5.4	11.1	6.5	10.9	6.3
(13.7)	(14.5)	Withdrawals (2)	(6.0)	(6.4)	(4.3)	(4.6)	(4.8)
(11.7)	9.7	Change in market value	3.7	1.2	(2.8)	(0.5)	(8.4)
(1.4)	0.1	Net money market flows	(0.1)	0.8	(1.0)	(0.1)	(0.3)

138.6	135.0	Ending assets under management	135.0	141.7	140.1	145.8	138.6
32.3	35.1	Affiliated institutional assets under management	35.1	34.7	34.1	33.5	32.3

170.9	170.1	Total assets managed for institutional customers at end of period	170.1	176.4	174.2	179.3	170.9

10.0	2.3	Net institutional additions (withdrawals) other than money market	(0.6)	4.7	2.2	6.3	1.5

		Retail Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
50.9	43.4	Beginning assets under management	49.3	51.3	50.9	48.2	50.7
11.7	7.9	Additions	2.7	2.6	3.5	3.8	4.4
(9.7)	(8.0)	Withdrawals	(2.4)	(2.4)	(2.5)	(2.9)	(4.3)
(9.6)	5.1	Change in market value	1.7	(0.2)	(4.0)	1.9	(7.5)
0.1	0.1	Net money market flows	—	(0.6)	0.3	(0.3)	0.1
—	2.8	Other (3)	—	0.2	—	—	—

43.4	51.3	Ending assets under management	51.3	50.9	48.2	50.7	43.4
32.0	37.2	Affiliated retail assets under management	37.2	35.7	33.6	33.9	32.0

75.4	88.5	Total assets managed for retail customers at end of period	88.5	86.6	81.8	84.6	75.4

2.0	(0.1)	Net retail additions (withdrawals) other than money market	0.3	0.2	1.0	0.9	0.1

(1)	Additions include $0.2 billion for the three months ended March 31, 2008, $0.2 billion for the nine months ended September 30, 2008 and $0.3 billion for the nine months ended September 30, 2007. for assets transferred from the Retirement segment.
(2)	Withdrawals include $(0.1) billion for the three months ended June 30, 2008, $(0.1) billion for the three months ended December 31, 2007, $(0.4) billion for the three months ended September 30, 2008, $(0.1) billion for the nine months ended September 30, 2008 and $(0.4) billion for the nine months ended September 30, 2007 for assets transferred to the Retirement segment.
(3)	Represents transfer of retail assets from an externally managed fund family to the Jennison Dryden Fund Family (internally managed).

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

INVESTMENT DIVISION - SUPPLEMENTARY INFORMATION FOR FINANCIAL ADVISORY SEGMENT

(dollar amounts in millions unless otherwise noted)

Year-to-date			2007		2008
2008	2007		3Q	4Q	1Q	2Q	3Q

		Information pertaining to Wachovia Securities Financial Holdings, LLC:

		Revenues:
252	231	Net investment income	75	75	95	79	78
2,405	1,532	Commissions	484	511	844	846	715
2,860	1,840	Fees	644	668	981	938	941
272	221	Other non-interest revenues (1)	62	194	123	117	32

5,789	3,824	Total revenues	1,265	1,448	2,043	1,980	1,766
		Expenses (1)
5,814	3,030	Expenses before transition costs	1,009	1,238	1,677	1,654	2,481
524	—	Transition costs	—	27	186	189	150

6,338	3,030	Total expenses	1,009	1,265	1,863	1,843	2,631

(548)	794	Income (loss) before income taxes	256	183	180	137	(865)

(136)	302	Prudential Financial, Inc’s. share of Wachovia Securities Financial Holdings, LLC (2)	97	69	44	35	(215)
7	(1)	Purchase accounting and related adjustments	—	—	7	—	—

(129)	301	Prudential Financial, Inc., equity income from Wachovia Securities Financial Holdings, LLC	97	69	51	35	(215)

		Recurring revenue as a percentage of total revenue (3)	56.6%	58.6%	59.1%	58.5%	59.4%
		Total client assets ($ in billions) (4)	802.4	799.2	1,149.2	1,147.2	1,037.6
		Distribution representatives (4):
		Series 7 Financial Advisors	8,272	8,343	14,456	14,484	14,481
		Series 6 Financial Representatives	2,996	3,296	4,059	3,927	4,038
		Customer debit balances ($ in billions) (4)	4.6	5.1	6.4	6.6	6.5

(150)	254	Prudential Financial, Inc. income (loss) from investment in Wachovia Securities Financial Holdings, LLC, including share of results, costs incurred at Prudential level, and purchase accounting adjustments (2)	85	43	44	23	(217)

(1)	In the fourth quarter of 2007, Wachovia Securities changed its presentation of certain revenues that were received from customers and subsequently remitted to third parties, formerly reported on a net basis, to report the activity on a gross basis as Other non-interest revenues and Expenses. This reclassification had no impact on income before taxes. Wachovia Securities did not restate prior periods, but rather reflected the reclassification of amounts for the first nine months of 2007 together with 4Q 2007 activity.
(2)	On January 1, 2008, Wachovia Corporation combined the retail securities brokerage business of Wachovia Securities with the acquired A.G. Edwards business. The Company has elected the “lookback” option under the terms of the agreements relating to the joint venture. The “lookback” option permits the Company to delay for a period of two years ending on January 1, 2010, whether or not to make payments to avoid or limit dilution of its ownership interest in the joint venture. During this “lookback” period, the Company’s share in the earnings of the joint venture and one-time costs associated with the combination of the A.G. Edwards business with Wachovia Securities is based on a diluted ownership level, which is in the process of being determined. The ownership level applied is based on the Company’s estimate for purposes of reporting results. The ownership level, and consequently the Company’s share in earnings and one-time costs, may be subsequently adjusted as a result of completion of definitive valuation of the business and possible modifications to the terms of existing agreements relating to the joint venture. The company does not anticipate any such adjustment to have a material effect on its reported results of operations.
(3)	Calculated on a YTD annualized basis.
(4)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

INVESTMENT DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2007		2008
2008	2007		3Q	4Q	1Q	2Q	3Q

		RETIREMENT SALES AND ACCOUNT VALUES

		Full Service:
112,192	97,430	Beginning total account value	104,033	105,601	112,192	107,060	106,917
12,392	10,434	Deposits and sales	3,219	4,258	4,586	4,530	3,276
(11,182)	(9,945)	Withdrawals and benefits	(3,309)	(3,804)	(3,933)	(4,366)	(2,883)
(12,939)	7,682	Change in market value, interest credited and interest income (1)	1,658	(1,119)	(5,785)	(307)	(6,847)
—	—	Acquisition (2)	—	7,256	—	—	—

100,463	105,601	Ending total account value	105,601	112,192	107,060	106,917	100,463

1,210	489	Net additions (withdrawals)	(90)	454	653	164	393

		Stable value account values included above	31,578	32,314	33,279	33,883	34,570

		Institutional Investment Products:
51,591	50,269	Beginning total account value	50,926	51,627	51,591	51,667	51,513
4,468	3,675	Additions	545	1,298	1,810	1,606	1,052
(5,760)	(4,003)	Withdrawals and benefits	(1,193)	(1,863)	(1,702)	(1,944)	(2,114)
955	1,865	Change in market value, interest credited and interest income	933	900	561	241	153
(1,213)	(179)	Other (3)	416	(371)	(593)	(57)	(563)

50,041	51,627	Ending total account value	51,627	51,591	51,667	51,513	50,041

(1,292)	(328)	Net additions (withdrawals)	(648)	(565)	108	(338)	(1,062)

(1)	Includes $511 million for nine months ended September 30, 2007 representing a transfer within the Retirement segment from Institutional Investment Products to Full Service as a result of one client’s change in contract form.
(2)	On December 31, 2007, the company acquired a portion of the Union Bank of California, N.A.’s retirement business.
(3)	“Other” activity includes transfers from (to) the Asset Management segment of $(206) million, $115 million, $(20) million, $407 million and $110 million for the first, second and third quarters of 2008 and the third and fourth quarters of 2007, respectively; and $(111) million and $75 million for the nine months ended September 30, 2008 and 2007, respectively. “Other” activity also includes $(511) million for the nine months ended September 30, 2007 representing a transfer within the Retirement segment from Institutional Investment Products to Full Service as a result of one client’s change in contract form. The remainder of “Other” activity primarily represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		% Change		2007		2008
2008	2007			3Q	4Q	1Q	2Q	3Q

			Revenues (1):
5,135	4,602	12%	Premiums	1,518	1,590	1,772	1,736	1,627
252	217	16%	Policy charges and fee income	72	76	87	82	83
1,480	1,210	22%	Net investment income	419	434	462	504	514
500	716	-30%	Asset management fees, commissions and other income	282	182	180	161	159

7,367	6,745	9%	Total revenues	2,291	2,282	2,501	2,483	2,383

			Benefits and Expenses (1):
4,052	3,632	12%	Insurance and annuity benefits	1,194	1,275	1,413	1,360	1,279
307	240	28%	Interest credited to policyholders’ account balances	84	90	100	101	106
7	13	-46%	Interest expense	8	6	2	4	1
(874)	(773)	-13%	Deferral of acquisition costs	(253)	(284)	(294)	(299)	(281)
456	357	28%	Amortization of acquisition costs	103	129	160	152	144
2,004	1,812	11%	General and administrative expenses	618	673	681	686	637

5,952	5,281	13%	Total benefits and expenses	1,754	1,889	2,062	2,004	1,886

1,415	1,464	-3%	Adjusted operating income before income taxes	537	393	439	479	497

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Nine Months Ended September 30, 2008				Quarter Ended September 30, 2008
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	5,135	3,552	1,583	—	1,627	1,129	498	—
Policy charges and fee income	252	200	52	—	83	66	17	—
Net investment income	1,480	713	729	38	514	247	255	12
Asset management fees, commissions and other income	500	63	(12)	449	159	20	(6)	145

Total revenues	7,367	4,528	2,352	487	2,383	1,462	764	157

Benefits and Expenses (1):
Insurance and annuity benefits	4,052	2,817	1,235	—	1,279	900	379	—
Interest credited to policyholders’ account balances	307	125	182	—	106	42	64	—
Interest expense	7	9	(6)	4	1	2	(2)	1
Deferral of acquisition costs	(874)	(624)	(250)	—	(281)	(200)	(81)	—
Amortization of acquisition costs	456	326	130	—	144	100	44	—
General and administrative expenses	2,004	1,011	599	394	637	325	193	119

Total benefits and expenses	5,952	3,664	1,890	398	1,886	1,169	597	120

Adjusted operating income before income taxes	1,415	864	462	89	497	293	167	37

	Nine Months Ended September 30, 2007				Quarter Ended September 30, 2007
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	4,602	3,170	1,432	—	1,518	1,060	458	—
Policy charges and fee income	217	171	46	—	72	58	14	—
Net investment income	1,210	582	600	28	419	207	201	11
Asset management fees, commissions and other income	716	88	59	569	282	19	23	240

Total revenues	6,745	4,011	2,137	597	2,291	1,344	696	251

Benefits and Expenses (1):
Insurance and annuity benefits	3,632	2,492	1,140	—	1,194	837	357	—
Interest credited to policyholders’ account balances	240	101	139	—	84	36	48	—
Interest expense	13	8	—	5	8	2	4	2
Deferral of acquisition costs	(773)	(571)	(202)	—	(253)	(187)	(66)	—
Amortization of acquisition costs	357	265	92	—	103	74	29	—
General and administrative expenses	1,812	928	511	373	618	316	167	135

Total benefits and expenses	5,281	3,223	1,680	378	1,754	1,078	539	137

Adjusted operating income before income taxes	1,464	788	457	219	537	266	157	114

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2007		2008
2008	2007		3Q	4Q	1Q	2Q	3Q

		Japanese Yen Basis Results:
		Revenues (1):
¥335,729	¥317,510	Japanese insurance operations excluding Gibraltar Life	¥103,633	¥103,043	¥117,421	¥107,786	¥110,522
252,784	249,538	Gibraltar Life	82,645	79,042	82,122	86,092	84,570

588,513	567,048	Total revenues, Japan, yen basis	186,278	182,085	199,543	193,878	195,092

		Benefits and Expenses (1):
259,030	246,327	Japanese insurance operations excluding Gibraltar Life	79,125	83,597	92,701	83,323	83,006
202,389	201,480	Gibraltar Life	66,148	64,992	68,126	68,623	65,640

461,419	447,807	Total benefits and expenses, Japan, yen basis	145,273	148,589	160,827	151,946	148,646

		Adjusted operating income (2):
76,699	71,183	Japanese insurance operations excluding Gibraltar Life	24,508	19,446	24,720	24,463	27,516
50,395	48,058	Gibraltar Life	16,497	14,050	13,996	17,469	18,930

¥127,094	¥119,241	Total adjusted operating income, Japan, yen basis	¥41,005	¥33,496	¥38,716	¥41,932	¥46,446

		U.S. Dollar adjusted operating income (3):
$719	$654	Japanese insurance operations excluding Gibraltar Life	$224	$186	$231	$236	$252
462	457	Gibraltar Life	157	121	128	167	167

1,181	1,111	Total adjusted operating income, Japan, U.S. dollar basis	381	307	359	403	419
145	134	All other countries (4)	42	46	54	50	41

$1,326	$1,245	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$423	$353	$413	$453	$460

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.
(4)	Results include corporate management and development expenses incurred in the U.S. related to Japanese Insurance operations excluding Gibraltar Life.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2007		2008
2008	2007		3Q	4Q	1Q	2Q	3Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
2,651	2,237	Japan, excluding Gibraltar Life	731	765	953	859	839
1,635	1,478	Gibraltar Life	472	501	527	593	515
1,101	1,104	All other countries	387	400	379	366	356

5,387	4,819	Total	1,590	1,666	1,859	1,818	1,710

		Annualized new business premiums:
408	365	Japan, excluding Gibraltar Life	103	126	163	125	120
353	249	Gibraltar Life	86	93	94	148	111
190	214	All other countries	75	83	72	63	55

951	828	Total	264	302	329	336	286

		Annualized new business premiums by distribution channel:
598	579	Life Planners	178	209	235	188	175
311	234	Gibraltar Life Advisors	82	86	88	127	96
42	15	Banks (2)	4	7	6	21	15

951	828	Total	264	302	329	336	286

		Constant exchange rate basis (3):

		Net premiums, policy charges and fee income:
2,644	2,440	Japan, excluding Gibraltar Life	792	801	944	850	850
1,639	1,668	Gibraltar Life	537	538	542	575	522
1,140	1,099	All other countries	382	390	379	377	384

5,423	5,207	Total	1,711	1,729	1,865	1,802	1,756

		Annualized new business premiums:
407	394	Japan, excluding Gibraltar Life	111	131	161	124	122
355	269	Gibraltar Life	93	96	96	147	112
194	216	All other countries	75	80	72	64	58

956	879	Total	279	307	329	335	292

		Annualized new business premiums by distribution channel:
601	610	Life Planners	186	211	233	188	180
312	254	Gibraltar Life Advisors	89	90	90	125	97
43	15	Banks (2)	4	6	6	22	15

956	879	Total	279	307	329	335	292

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Substantially all bank channel distribution represents U.S. dollar denominated Gibraltar Life fixed annuities.
(3)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar: Korean won 950 per U.S. dollar. U.S. dominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2007		2008
	3Q	4Q	1Q	2Q	3Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	236	238	242	244	246
Gibraltar Life	186	186	185	184	184
All other countries	105	106	108	108	108

Total	527	530	535	536	538

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,167	2,194	2,232	2,258	2,288
Gibraltar Life	3,815	3,817	3,804	3,782	3,788
All other countries	1,270	1,296	1,311	1,323	1,333

Total	7,252	7,307	7,347	7,363	7,409

International life insurance policy persistency:

Excluding Gibraltar Life:
13 months	92.6%	92.4%	92.4%	92.0%	92.1%
25 months	86.5%	85.9%	85.9%	85.3%	85.5%

Gibraltar Life:
13 months	92.6%	91.7%	91.2%	90.8%	91.1%
25 months	88.0%	87.9%	87.2%	86.4%	85.3%

Number of Life Planners at end of period:
Japan	3,030	3,068	3,108	3,079	3,084
All other countries	3,008	3,098	3,030	3,100	3,183

Total life planners	6,038	6,166	6,138	6,179	6,267

Gibraltar Life Advisors	5,944	6,264	6,035	5,899	6,057

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar: Korean won 950 per U.S. dollar. U.S. dominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2008				December 31, 2007
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	121,816	29,283	92,533	54.8%	128,130	37,168	90,962	55.8%
Public, held to maturity, at amortized cost	2,774	—	2,774	1.6%	2,879	—	2,879	1.8%
Private, available for sale, at fair value	31,866	11,695	20,171	11.9%	32,559	12,246	20,313	12.5%
Private, held to maturity, at amortized cost	707	—	707	0.4%	669	—	669	0.4%
Trading account assets supporting insurance liabilities, at fair value	14,392	—	14,392	8.5%	14,473	—	14,473	8.9%
Other trading account assets, at fair value	984	128	856	0.5%	346	142	204	0.1%
Equity securities, available for sale, at fair value	7,375	3,131	4,244	2.5%	8,569	3,940	4,629	2.8%
Commercial loans	30,392	8,563	21,829	12.9%	27,557	7,954	19,603	12.0%
Policy loans	9,211	5,389	3,822	2.3%	9,337	5,395	3,942	2.4%
Other long-term investments (1)	3,924	1,416	2,508	1.5%	3,992	1,268	2,724	1.7%
Short-term investments (2)	6,447	1,263	5,184	3.1%	3,983	1,385	2,598	1.6%

Subtotal (3)	229,888	60,868	169,020	100.0%	232,494	69,498	162,996	100.0%

Invested assets of other entities and operations (4)	11,019	—	11,019		11,063	—	11,063

Total investments	240,907	60,868	180,039		243,557	69,498	174,059

Fixed Maturities by Credit Quality (3):

		September 30, 2008					December 31, 2007
		Financial Services Businesses					Financial Services Businesses
		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (5)	Rating Agency Equivalent
1	Aaa, Aa, A	79,416	1,789	3,046	78,159	82.1%	74,678	2,036	1,184	75,530	80.5%
2	Baa	14,139	187	1,184	13,142	13.8%	13,573	490	351	13,712	14.6%

Subtotal Investment Grade		93,555	1,976	4,230	91,301	95.9%	88,251	2,526	1,535	89,242	95.1%

3	Ba	2,844	30	332	2,542	2.7%	2,830	68	102	2,796	3.1%
4	B	1,392	3	178	1,217	1.3%	1,681	38	82	1,637	1.7%
5	C and lower	150	14	30	134	0.1%	115	5	6	114	0.1%
6	In or near default	32	3	5	30	0.0%	34	5	1	38	0.0%

Subtotal Below Investment Grade		4,418	50	545	3,923	4.1%	4,660	116	191	4,585	4.9%

Total		97,973	2,026	4,775	95,224	100.0%	92,911	2,642	1,726	93,827	100.0%

Private Fixed Maturities:
NAIC Rating (5)	Rating Agency Equivalent
1	Aaa, Aa, A	6,709	121	283	6,547	31.3%	7,139	230	84	7,285	34.7%
2	Baa	11,165	128	586	10,707	51.3%	10,595	344	118	10,821	51.6%

Subtotal Investment Grade		17,874	249	869	17,254	82.6%	17,734	574	202	18,106	86.3%

3	Ba	2,512	32	134	2,410	11.5%	1,637	49	26	1,660	7.9%
4	B	847	4	60	791	3.8%	738	6	12	732	3.5%
5	C and lower	235	4	10	229	1.1%	319	8	4	323	1.5%
6	In or near default	195	13	2	206	1.0%	147	23	—	170	0.8%

Subtotal Below Investment Grade		3,789	53	206	3,636	17.4%	2,841	86	42	2,885	13.7%

Total		21,663	302	1,075	20,890	100.0%	20,575	660	244	20,991	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investment in operating joint ventures, which includes our investment in Wachovia Securities) and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Short-term investments consist primarily of money market funds with virtually no sub-prime exposure.
(3)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(4)	Includes invested assets of securities brokerage, securities trading, banking operations, real estate and relocation services, and asset management operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet.
(5)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities. Includes, as of September 30, 2008 and December 31, 2007, respectively, 213 securities with amortized cost of $2,692 million (fair value $2,530 million) and 196 securities with amortized cost of $2,306 million (fair value, $2,319 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2008		December 31, 2007
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	36,886	69.2%	34,752	68.5%
Public, held to maturity, at amortized cost	2,774	5.2%	2,879	5.7%
Private, available for sale, at fair value	3,144	5.9%	3,467	6.8%
Private, held to maturity, at amortized cost	707	1.3%	668	1.3%
Trading account assets supporting insurance liabilities, at fair value	1,042	2.0%	1,132	2.2%
Other trading account assets, at fair value	669	1.3%	48	0.1%
Equity securities, available for sale, at fair value	2,355	4.4%	2,550	5.0%
Commercial loans	3,108	5.8%	2,881	5.7%
Policy loans	1,293	2.4%	1,133	2.2%
Other long-term investments (1)	1,171	2.2%	993	2.0%
Short-term investments	147	0.3%	239	0.5%

Total	53,296	100.0%	50,742	100.0%

	September 30, 2008		December 31, 2007
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available for sale, at fair value	55,647	48.1%	56,210	50.1%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	17,027	14.7%	16,846	15.0%
Private, held to maturity, at amortized cost	—	0.0%	1	0.0%
Trading account assets supporting insurance liabilities, at fair value	13,350	11.5%	13,341	11.9%
Other trading account assets, at fair value	187	0.2%	156	0.1%
Equity securities, available for sale, at fair value	1,889	1.6%	2,079	1.9%
Commercial loans	18,721	16.2%	16,722	14.9%
Policy loans	2,529	2.2%	2,809	2.5%
Other long-term investments (1)	1,337	1.2%	1,731	1.5%
Short-term investments	5,037	4.3%	2,359	2.1%

Total	115,724	100.0%	112,254	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended September 30
	2008			2007
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.80%	1,413	(376)	5.01%	1,426	(74)
Equity securities	5.51%	64	(104)	5.82%	60	118
Commercial loans	5.83%	246	1	6.26%	219	10
Policy loans	5.48%	54	—	5.08%	47	—
Short-term investments and cash equivalents	2.39%	72	—	5.11%	93	—
Other investments	3.49%	33	(18)	3.55%	26	(211)

Gross investment income before investment expenses	4.77%	1,882	(497)	5.14%	1,871	(157)
Investment expenses	-0.15%	(81)	—	-0.15%	(128)	—

Subtotal	4.62%	1,801	(497)	4.99%	1,743	(157)

Investment results of other entities and operations (2)		282	105		330	(40)
Less, investment income relating to divested businesses		(7)			(3)

Total		2,076	(392)		2,070	(197)

	Nine Months Ended September 30
	2008			2007
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.85%	4,191	(1,244)	5.06%	4,264	(33)
Equity securities	4.96%	170	(256)	5.04%	149	323
Commercial loans	5.98%	724	(3)	6.24%	629	3
Policy loans	5.31%	157	—	5.11%	136	—
Short-term investments and cash equivalents	2.96%	238	—	4.99%	275	(7)
Other investments	3.92%	95	(284)	5.60%	118	(170)

Gross investment income before investment expenses	4.85%	5,575	(1,787)	5.19%	5,571	116
Investment expenses	-0.15%	(241)	—	-0.16%	(402)	—

Subtotal	4.70%	5,334	(1,787)	5.03%	5,169	116

Investment results of other entities and operations (2)		1,025	43		947	25
Less, investment income relating to divested businesses		(26)			(18)

Total		6,333	(1,744)		6,098	141

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Includes investment income of securities brokerage, securities trading, banking operations, real estate and relocation services, commercial loans, discontinued real estate operations, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses. Prior periods yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2008			2007
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	3.11%	339	2	2.72%	263	12
Equity securities	3.82%	25	(78)	3.66%	20	107
Commercial loans	4.66%	36	14	4.53%	31	5
Policy loans	3.82%	12	—	3.81%	10	—
Short-term investments and cash equivalents	1.39%	3	—	3.45%	9	—
Other investments	5.58%	25	139	10.17%	21	(32)

Gross investment income before investment expenses	3.30%	440	77	3.04%	354	92
Investment expenses	-0.18%	(24)	—	-0.18%	(22)	—

Total	3.12%	416	77	2.86%	332	92

	Nine Months Ended September 30
	2008			2007
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	3.01%	980	(106)	2.70%	777	53
Equity securities	2.96%	57	(233)	2.82%	44	283
Commercial loans	4.75%	106	16	4.49%	92	12
Policy loans	3.86%	36	—	3.78%	29	—
Short-term investments and cash equivalents	2.46%	15	—	2.91%	18	(1)
Other investments	7.42%	76	(3)	12.76%	83	(110)

Gross investment income before investment expenses	3.23%	1,270	(326)	3.03%	1,043	237
Investment expenses	-0.19%	(79)	—	-0.18%	(70)	—

Total	3.04%	1,191	(326)	2.85%	973	237

(1)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses. Prior periods yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2008			2007
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.82%	1,074	(378)	6.30%	1,163	(86)
Equity securities	7.53%	39	(26)	8.25%	40	11
Commercial loans	6.10%	210	(13)	6.68%	188	5
Policy loans	6.26%	42	—	5.58%	37	—
Short-term investments and cash equivalents	2.49%	69	—	5.49%	84	—
Other investments	1.37%	8	(157)	0.86%	5	(179)

Gross investment income before investment expenses	5.54%	1,442	(574)	6.20%	1,517	(249)
Investment expenses	-0.13%	(57)	—	-0.13%	(106)	—

Total	5.41%	1,385	(574)	6.07%	1,411	(249)

	Nine Months Ended September 30
	2008			2007
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.97%	3,211	(1,138)	6.39%	3,487	(86)
Equity securities	7.49%	113	(23)	7.55%	105	40
Commercial loans	6.26%	618	(19)	6.69%	537	(9)
Policy loans	5.97%	121	—	5.65%	107	—
Short-term investments and cash equivalents	3.01%	223	—	5.39%	257	(6)
Other investments	1.31%	19	(281)	2.43%	35	(60)

Gross investment income before investment expenses	5.71%	4,305	(1,461)	6.29%	4,528	(121)
Investment expenses	-0.14%	(162)	—	-0.15%	(332)	—

Total	5.57%	4,143	(1,461)	6.14%	4,196	(121)

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses. Prior periods yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

INDIVIDUAL LIFE - LINE ITEM IMPACT OF THIRD QUARTER 2007 AND 2008 ACTUARIAL UPDATES

(in millions)

	Policy Charges and Fee Income (1)		Insurance and Annuity Benefits (2)		Amortization of Deferred Policy Acquisition Costs		Pre-Tax Adjusted Operating Income
	Third Quarter 2007	Third Quarter 2008	Third Quarter 2007	Third Quarter 2008	Third Quarter 2007	Third Quarter 2008	Third Quarter 2007	Third Quarter 2008
Actuarial Item:

Annual review of assumptions for mortality, persistency, premium payment pattern, and other elements of expected gross profits, and guaranteed minimum death benefits
	(45)	(81)	12	(8)	(135)	(152)	78	79

Reported amount	226	209	254	230	(68)	(40)

Amount excluding impact of items indicated above	271	290	242	238	67	112

(1)	Includes unearned revenue reserve, subject to amortization based on gross profits.
(2)	Includes terminal dividend reserve, accumulated over estimated contract period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

INDIVIDUAL ANNUITIES - LINE ITEM IMPACT OF THIRD QUARTER 2007 AND 2008 ACTUARIAL UPDATES

(in millions)

	Insurance and Annuity Benefits		Interest Credited to Policyholders’ Account Balances		Amortization of Deferred Policy Acquisition Costs		General and Administrative Expenses		Pre-Tax Adjusted Operating Income
	Third Quarter 2007	Third Quarter 2008	Third Quarter 2007	Third Quarter 2008	Third Quarter 2007	Third Quarter 2008	Third Quarter 2007	Third Quarter 2008	Third Quarter 2007	Third Quarter 2008
Actuarial Item:

Annual review of assumptions including: actual and expected fund performance, persistency, investment margins, costs associated with guaranteed benefits, and other elements of gross profits.
	(24)	265	(3)	22	(13)	68	10	25	30	(380)

Reported amount	31	344	87	141	66	121	386	363

Amount excluding impact of items indicated above	55	79	90	119	79	53	376	338

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) representing profit or loss of certain of our businesses which primarily originate investments for sale or syndication to unrelated investors, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Realized investment gains and losses from products that are free standing derivatives or contain embedded derivatives, and from associated derivative portfolios that are part of an economic hedging program related to the risk of those products, are included in adjusted operating income. Adjusted operating income excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged, as well as counterparty credit losses on derivative positions experienced during the third quarter of 2008.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

4. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business.

5. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

6. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

7. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

8. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations including our discontinued commercial mortgage conduit related activities.

9. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

KEY DEFINITIONS AND FORMULAS

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income of the Financial Services Businesses reflects these adjustments as well.

13. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

17. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

19. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

20. Individual Life Insurance Sales:

Scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis.

21. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

KEY DEFINITIONS AND FORMULAS

22. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors. Excludes Life Planners associated with discontinued Philippine operations.

23. New annualized premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance new annualized premiums include premiums from the takeover of claim liabilities. Group disability amounts include long-term care products. Single premium business for the Company’s international insurance operations is included in annualized new business premiums based on 10% credit.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 3.67% for the nine months ended September 30, 2008, 16.82% for the nine months ended September 30, 2007, -2.10% for the three months ended September 30, 2008, 16.14% for the three months ended September 30, 2007, 11.28% for the three months ended June 30, 2008, 1.58% for the three months ended March 31, 2008 and 14.43% for the three months ended December 31, 2007.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Ratio of capital debt to total capitalization:

For the purposes of this ratio, we measure “debt” as the sum of senior debt supporting capital needs and 25% of Junior Subordinated Notes supporting capital needs, and we measure “total capitalization” as the sum of senior debt supporting capital needs, 100% of Junior Subordinated Notes supporting capital needs, and attributed equity of the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits.

31. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

32. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2008

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of October 29, 2008

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA	Aa3	AA
PRUCO Life Insurance Company	A+	AA	Aa3	AA
PRUCO Life Insurance Company of New Jersey	A+	AA	NR *	AA
Prudential Annuities Life Assurance Corporation (1)	A+	AA	NR	AA
Prudential Retirement Insurance and Annuity Company	A+	AA	Aa3	AA
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA	Aa3	NR

CREDIT RATINGS:
as of October 29, 2008

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt (2)	a-	A+	A3	A
Junior Subordinated Long-Term Debt	bbb	A-	Baa1	NR

The Prudential Insurance Company of America:
Capital and surplus notes	a	A+	A2	A+

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA	A1	AA-

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA	Aa3	AA

*	NR indicates not rated.
(1)	Formerly known as American Skandia Life Assurance Corporation
(2)	Includes the retail medium-term notes program.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.